UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2015

AVALANCHE BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 26, 2015, Avalanche Biotechnologies, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. A total of 18,182,992 shares of the Company’s common stock were represented in person or by valid proxy, and the stockholders voted on two proposals. The final results for the votes regarding each proposal are set forth below:

1. Election of two Class I directors, Thomas W. Chalberg, Jr., Ph.D. and Paul D. Wachter, each to serve a three-year term, which will expire at the 2018 Annual Meeting of Stockholders, or until such time as their respective successors have been elected and qualified.

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Thomas W. Chalberg, Jr., Ph.D.	14,448,262	1,770,704	1,964,026
Paul D. Wachter	14,432,578	1,786,388	1,964,026

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
18,162,034	19,998	960	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALANCHE BIOTECHNOLOGIES, INC.

Date: June 29, 2015	By:	/s/ Hans P. Hull
Hans P. Hull
Senior Vice President, Business Operations and Corporate Secretary